OTCQB: VRDR

www.verderesources.com

VERDE

Investor Presentation
February 2025



VERDE
#TransitionToZero™

Based in St. Louis, MO, Verde Resources is transforming road construction and the building material industry through the integration of biochar and engineered enzymes to create durable and sustainable infrastructure at scale.

VERDE

Leadership



Jack Wong
Chief Executive Officer

Jack has been the driving force behind Verde's transformation into a leader in Net Zero solutions since joining the company in December 2020. As CEO, Jack has led a complete restructuring of Verde Resources, revamping its corporate strategy, C-suite, and operational team.

Under his leadership, the company has forged key strategic relationships across the carbon credit and building materials sectors, positioning Verde at the forefront of sustainable infrastructure development. His vision has not only reshaped the company's trajectory but also established a clear and pragmatic pathway toward a Nasdaq uplisting.



Eric Bava
Chief Operating Officer

Since being appointed Chief Operating Officer of Verde Resources Inc., Eric Bava has played a key role in driving operational growth and cultivating strategic partnerships. His leadership has been central to launching transformative initiatives, including high-profile collaborations with the National Center for Asphalt Technology to validate the Verde Net Zero Blueprint and promote sustainable building materials and technologies.

His visionary approach continues to position Verde Resources as a frontrunner in eco-friendly innovation within the building materials industry.



Sherina Chui
Incoming Chief Financial Officer

Sherina is a results-driven finance executive with over two decades of experience in financial leadership, internal controls, and corporate restructuring across industries such as construction, industrial investments, and FMCG. She has held leadership roles in publicly traded international companies, driving financial stability, regulatory compliance, and business process improvements.

With expertise in both International Financial Reporting Standards (IFRS) and US GAAP, she brings critical financial acumen to support Verde's ambition for global expansion and the worldwide licensing of its validated Net Zero Blueprint.

VERDE

#TransitionToZero™

Investor Highlights

1. Sustainable and Eco-Friendly Innovation
2. Cost-Effective, Durable Product Alternative
3. Significant Addressable Market
4. Key Partnerships
5. Monetization Opportunities on Path to Net Zero Future

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Our Technologies Drive Efficiencies

Through strategic technology partnerships, Verde Resources has developed innovative Net Zero building materials that offer low-carbon solutions for road construction, reducing lifecycle costs by at least 20% & extending the service life of roads by 20-30%.


BioAsphalt™
Natural Base stabilized with TerraZyme®
Natural Subgrade stabilized with TerraZyme®

- Developed using biochar, a stable solid, rich in carbon & made from biogenic waste material that is partially combusted in the presence of limited oxygen.
- VERDEplus TerraZyme® is a naturally engineered enzyme product that catalyzes change in clay particles, yielding higher soil density for longer stability and reduced construction costs.

#TransitionToZero™

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Proof of Concept

The **National Center for Asphalt Technology ("NCAT")** at Auburn University's Test Track is the only high-speed, full-scale accelerated pavement testing facility in the world that develops innovative paving solutions and cutting-edge testing capabilities.

- Verde Resources is the first green technology company to undergo certification process
- Process establishes critical benchmarks for quality & performance
- NCAT certification validates effectiveness of our solution & provides clear path to regulatory approvals, ensuring product's reliability & environmental compliance





VERDE

#TransitionToZero™

Competitive Advantages



Cost Efficient
01
Cold Weather Functionality
02
Higher Durability
03
Environmentally Friendly
04
Non-Hazardous
05
Sustainable
06

01 Cost Efficient: Reduces costs by at least 20% compared to traditional asphalt due to improved efficiency and lower maintenance needs.

02 Cold Weather Functionality: Design enhances material flexibility, enabling paving in colder temperatures and minimizing the risk of thermal cracking.

03 Higher Durability: Extends the service life of roads and reduces the frequency of repairs and replacements.

04 Environmentally Friendly: Significant GHG emission reduction & avoidance during both production and installation

05 Non-Hazardous: Free from harmful odors, heat, solvents, and burners during production & installation, making it a safer and more sustainable alternative to conventional asphalt.

06 Sustainable: Captures carbon during production, driving carbon sequestration.

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Revolutionary Cold Weather Solution

Verde's biochar asphalt is the first scalable product designed for year-round use.

Cold-weather applications expand seasonal construction windows, driving adoption in colder regions where hot mix asphalt is limited to specific months.

Our proprietary biochar mix design enhances material flexibility, enabling paving in colder temperatures and minimizing the risk of thermal cracking.



#TransitionToZero™

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Significant Market Opportunity


$572.9 B
$162.5+ B
$2.4+ B

TAM → The global road construction market was US $572.9 billion in 2023.[1]

SAM → The North American road construction market was US $180.5 billion, over 90%, or US $162.5+ billion, of which is asphalt.[2][3]

SOM → Verde aims to capture 1% to 2% of the North American asphalt market, an average goal of US $2.4 billion, with potential for future growth as adoption accelerates.

1. Market Research Future's Road Maintenance Market Research Report by Maintenance Type - January 2025.
2. U.S. Department of Transportation, Federal Highway Administration. (2018, August 23). Table HM-12 - Highway Statistics 2017 - fhwa.dot.gov/policyinformation/statistics/2017/hm12.cfm
3. Astute Analytica Global Road Maintenance Market – Industry Dynamics, Market Size, And Opportunity Forecast to 2032, February 2024

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Key Partnerships

Our integrated solutions are made possible through several partnerships

Industry Testing, Certification & Implementation
Validation and adoption of low-carbon applications for performance validation and policy advancement.

Technology Licensing
Net Zero blueprint for the commercialization and broad adoption of innovative materials and solutions.

Carbon Credit Methodology
Validating and generation carbon credits to support quantifiable climate impact.

Carbon Accounting & Sustainability
Implementing robust carbon accounting to ensure verifiable biochar carbon removal and prevent greenwashing.

Environmental Impact
Advancing environmental impact through collaboration and advocacy for sustainable biochar practices.

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Environmental Impact

The construction industry is responsible for over 400 million tons of CO annually, contributing to 37% of global emissions—a level comparable to that of the aviation industry.



One ton of biochar captures approximately two tons of CO^2

One mile of road paved with biochar asphalt sequesters at least 200 tons of CO^2

We use blockchain MRV technology to ensure full traceability of our products, enabling transparent carbon accounting and quantification of our environmental impact.

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Economic Trends & Benefits

Industry Mandates

A demand for sustainable infrastructure with eco-friendly building materials.
Regulatory frameworks are increasingly emphasizing the use of low-carbon materials.

Federal & State Incentives

Low-Carbon Transportation Materials program funds state & local agencies with grants to adopt low-carbon materials in construction projects.
$1.2 billion in funding dispersed. [1]

Taxpayer savings

Preliminary estimates indicate that taxpayers could save up to $2 billion annually through adoption across state and local projects.

Reduced Upkeep Budgets

Reduced lifecycle costs and enhanced durability align with the Department of Government Efficiency (D.O.G.E) principles, offering relief to federal and state infrastructure budgets.

[1] As of November 14, 2024. Source: https://www.fhwa.dot.gov/lowcarbon/funding.cfm

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Revenue Drivers

Licensing Fees & Royalties
The licensing model allows independent producers and contractors to utilize Verde's technologies through a set **licensing fees** and **royalties**.

Biochar Sales
Agreement with Oregon Biochar Solutions enables Verde to **procure biochar & distribute** at a markup.

Carbon Credits
Puro.earth ensures that the purchased biochar meets the standards for **carbon removal credits** (CORCs). Verde splits the revenue from its sales of CORCs 50/50 with the biochar producer.

Retail Biochar Asphalt
Verde intends to outsource the production of **bagged asphalt** for resale to the **retail market** (Home Depot, Lowe's, etc.).

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#TransitionToZero™

Technology Roadmap

1. **Enhancing Biochar Production Efficiency**

   Improving scalability and cost-effectiveness to meet growing demand.

2. **Expanding Compatibility**

   Increasing adaptability with existing asphalt producers for broader adoption.

3. **Developing New Applications**

   Exploring new road construction applications to expand our sustainable solutions.

4. **Advanced Recycling Methods**

   Innovating new techniques for asphalt reuse & reducing environmental impacts.



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#TransitionToZero™

Growth Strategy

Scaling Production:
Partnering with regional asphalt producers and leveraging existing facilities to localize production and reduce logistical costs.

Investing in Business Infrastructure:
Key investments will focus on strengthening the biochar supply chain, integrating advanced technologies into production processes, and enhancing operational capacity to meet growing demand.

Monetizing Carbon Credits:
Leveraging our Net Zero solutions to create a secondary income stream by selling carbon credits in both voluntary and compliance markets.



VERDE

#TransitionToZero™

Summary

1. Verde's biochar asphalt and enzyme technologies stand out for their cost efficiency and high durability delivering a competitive edge while driving economic benefits

2. Revolutionary all-season paving solution creates significant market opportunities

3. Carbon sequestration and avoidance drives sustainability and carbon credit monetization

4. First green technology company to undergo NCAT certification process enables innovative partnerships

5. Growth strategies include scaling production of biochar asphalt, enzyme technology, carbon credit monetization, and investing in key infrastructure


VERDE
#TransitionToZero™
8112 Maryland Avenue, Suite 400
St. Louis, MO 63105
+1 (314) 530-9071
info@verderesources.com
Thank You
www.verderesources.com